SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2003

(Date of earliest event reported)

HILB, ROGAL AND HAMILTON COMPANY

d/b/a HILB ROGAL & HOBBS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-15981 (Commission File Number)	54-1194795 (IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:

(804) 747-6500

Item 12.

Results of Operations and Financial Condition

The Registrant issued a press release on October 9, 2003 announcing earnings expectations for the quarter ended September 30, 2003 and the fiscal year ending December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12. The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the furnished information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB, ROGAL AND HAMILTON COMPANY

d/b/a HILB ROGAL & HOBBS COMPANY

(Registrant)

Date:  October 10, 2003

By: /s/ Carolyn Jones

Carolyn Jones

Senior Vice President, Chief Financial Officer

   and Treasurer

3